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                                                                     Exhibit 1.1

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                                3,609,000 Shares

                           Color Kinetics Incorporated

                                  Common Stock

                               ($0.001 Par Value)

                          EQUITY UNDERWRITING AGREEMENT

                                                                November 9, 2006

Deutsche Bank Securities Inc.
CIBC World Markets Corp.
ThinkEquity Partners LLC
Canaccord Adams Inc.
As Representatives of the
   Several Underwriters

c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Ladies and Gentlemen:

     Color Kinetics Incorporated, a Delaware corporation (the "Company"), and certain stockholders of the Company (collectively the "Selling Stockholders" and when referenced without Cree, Inc., the "Affiliated Selling Stockholders") propose to sell to the several underwriters (the "Underwriters") named in
Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of 3,609,000 shares (the "Firm Shares") of the Company's common stock, $0.001 par value (the "Common Stock"), of which 2,000,000 shares will be sold by the Company and 1,609,000 shares will be sold by the Selling Stockholders. The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in
Schedule I hereto, and the respective amounts to be sold by the Selling Stockholders are set forth opposite their names in Schedule II hereto. The Company and the Selling Stockholders are sometimes referred to herein collectively as the "Sellers." Certain of the Selling Stockholders also propose to sell at the Underwriters' option an aggregate of up to 541,350 additional shares of the Company's Common Stock (the "Option Shares") as set forth below.


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     As the Representatives, you have advised the Company and the Selling
Stockholders (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

     In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING STOCKHOLDERS.

          (a) The Company represents and warrants to each of the Underwriters as follows:

               (i) A registration statement on Form S-3 (File No. 333-138002) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. The Company and the transactions contemplated by this Agreement meet the requirements and comply with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) under the Act, is herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rules 430A, 430B or 430C under the Act and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means the final form of prospectus filed with the Commission after the date hereof pursuant to and within the time limits described in Rule 424(b) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective and each form of prospectus that is not the Prospectus and that is filed with the Commission pursuant to and within the time limits described in Rule 424(b) under the Act is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus or to any amendment or supplement to any of the foregoing documents shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to any Preliminary Prospectus or to the Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments thereto, filed by the Company with the Commission after the date of filing of the Prospectus under Rule 424(b) under the Act, and prior to the termination of the offering of the Shares by the Underwriters.


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               (ii) As of the Applicable Time (as defined below) and as of the
Closing Date or the Option Closing Date, as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and the Statutory Prospectus (as defined below) and the information included on Schedule IV, all considered together (collectively, the "General Disclosure Package"), nor (ii) any individual Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, the Statutory Prospectus or any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein. As used in this subsection and elsewhere in this Agreement:

     "Applicable Time" means 8 a.m. (New York time) on November 10, 2006 or such other time as agreed to by the Company and the Representatives.

     "Statutory Prospectus" as of any time means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement or filed with the Commission pursuant to Rule 424(b) immediately prior to that time, including any document incorporated by reference therein.

     "Issuer Free Writing Prospectus" means any "issuer free writing prospectus," as defined in Rule 433 under the Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company's records pursuant to Rule 433(g) under the Act.

     "General Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is identified on Schedule V to this Agreement.

     "Limited Use Free Writing Prospectus" means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

               (iii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus. Each of the subsidiaries of the Company as listed in
Exhibit 21.1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2005 (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in


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the Registration Statement, the General Disclosure Package and the Prospectus.
The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except for such failures to be so qualified as could not reasonably be expected to have a Material Adverse Effect. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

               (iv) The outstanding shares of Common Stock of the Company, including all shares to be sold by the Selling Stockholders, have been duly authorized and are, or, in the case of any such shares to be issued to any such Selling Stockholder upon the exercise of any warrant or stock option, at the time of such sale by the Selling Stockholder will be, validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

               (v) The information set forth under the caption "Capitalization" in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is true and correct. All of the Shares conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus. The form of certificates for the Shares conforms to the corporate law of the jurisdiction of the Company's incorporation and to any requirements of the Company's organizational documents. Subsequent to the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, except as otherwise specifically stated therein or in this Agreement, the Company has not: (i) issued any securities, other than upon the exercise, in accordance with their terms, of warrants or options to purchase Common Stock or other rights to purchase Common Stock that were outstanding at or before the date hereof, or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

               (vi) The Commission has not issued an order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Shares, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company's knowledge, threatened by the Commission. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Act and the Rules and Regulations. The documents incorporated, or to be


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incorporated, by reference in the Prospectus, at the time filed with the
Commission conformed or will conform, in all respects to the requirements of the Securities Exchange Act of 1934 ("Exchange Act") or the Act, as applicable, and the rules and regulations of the Commission thereunder. The Registration Statement and any amendment thereto do not contain, and will not contain, any untrue statement of a material fact and do not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto do not contain, and will not contain, any untrue statement of a material fact; and do not omit, and will not omit, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use therein, it being understood and agreed that the only such information is that described in Section 13 herein.

               (vii) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares or until any earlier date that the Company notified or notifies the Representatives, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein that has not been superseded or modified.

               (viii) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Act and consistent with Section 4(a)(ii) below. The Company will file with the Commission all Issuer Free Writing Prospectuses required to be filed in the time required under Rule 433(d) under the Act. The Company has satisfied or will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

               (ix) (i) At the time of filing the Registration Statement and
(ii) as of the date hereof (with such date being used as the determination date for purposes of this clause (ii)), the Company was not and is not an "ineligible issuer" (as defined in Rule 405 under the Act, without taking into account any determination by the Commission pursuant to Rule 405 under the Act that it is not necessary that the Company be considered an ineligible issuer), including, without limitation, for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares as contemplated by the Registration Statement.

               (x) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules, incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the


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indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting in the United States ("GAAP"), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included in the Registration Statement, the General Disclosure Package and the Prospectus presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements incorporated by reference therein and the books and records of the Company. The Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations or any "variable interest entities" within the meaning of Financial Accounting Standards Board Interpretation No. 46), not disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. There are no financial statements (historical or pro forma) that are required to be included in the Registration Statement, the General Disclosure Package or the Prospectus that are not included as required.

               (xi) Deloitte & Touche LLP, who have certified certain of the financial statements filed with the Commission and incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the Public Company Accounting Oversight Board (United States) (the "PCAOB").

               (xii) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of the Subsidiaries is aware of (i) any material weakness in its internal control over financial reporting or (ii) any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

               (xiii) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the Nasdaq Global Market thereunder (the "Sarbanes-Oxley Act") has been applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision of the Sarbanes-Oxley Act. The Company has taken all necessary actions to ensure that it is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act that are in effect and with which the Company is required to comply.

               (xiv) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise which if determined adversely to the Company or any of the Subsidiaries would either (i) have, individually or in the aggregate, a material adverse effect on the earnings, business, management, properties, assets, rights, operations or condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any


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such prevention described in the foregoing clauses (i) and (ii) being referred to as a "Material Adverse Effect"), except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

               (xv) The Company and the Subsidiaries have good and marketable title to all of the personal property owned by them and reflected in the consolidated financial statements hereinabove described or described in the Registration Statement, the General Disclosure Package and the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements or described in the Registration Statement, the General Disclosure Package and the Prospectus or which do not materially affect the value or interfere with the use thereof. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement, the General Disclosure Package and the Prospectus, with such exceptions as do not materially interfere with the use by the Company or the Subsidiaries thereof.

               (xvi) The Company and the Subsidiaries have filed all Federal, State, local and foreign tax returns which have been required to be filed, subject to any permitted extensions, and have paid all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith and for which an adequate reserve for accrual has been established in accordance with GAAP. All tax liabilities have been adequately provided for in the financial statements of the Company, and the Company does not know of any actual or proposed additional material tax assessments.

               (xvii) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations or condition (financial or otherwise), or prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, the General Disclosure Package and the Prospectus, as each may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Company's financial statements which are incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus.

               (xviii) Neither the Company nor any of the Subsidiaries is or with the giving of notice or lapse of time or both, will be, (i) in violation of its certificate of incorporation, by-laws, certificate of formation, limited liability agreement, partnership agreement or other organizational documents or
(ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause
(ii), which violation or default would have a Material Adverse


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Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, or of the certificate of incorporation or by-laws of the Company or any law, order, rule or regulation judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction over the Company or any Subsidiary or any of their respective properties.

               (xix) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

               (xx) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the National Association of Securities Dealers, Inc. (the "NASD") or such additional steps as may be necessary to qualify the Shares for public offering by the Underwriters under state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

               (xxi) The Company and each of the Subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses; the Company and the Subsidiaries each own or possess the right to use all patents, patent rights, trademarks, trade names, service marks, service names, copyrights, license rights, know-how (including trade secrets and other unpatented and unpatentable proprietary or confidential information, systems or procedures) and other intellectual property rights ("Intellectual Property") necessary to carry on their business in all material respects; neither the Company nor any of the Subsidiaries has infringed any Intellectual Property of any other person or entity, which infringement the Company believes could reasonably be expected to have a Material Adverse Effect. The Company has taken all reasonable steps necessary to secure interests in such Intellectual Property from its contractors. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property of the Company that are required to be described in the Registration Statement, the General Disclosure Package and the Prospectus and are not described in all material respects. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity that are required to be set forth in the Prospectus and are not described in all material respects. None of the technology employed by the Company has been obtained or is being used by the Company in violation of any contractual obligation binding on the Company or, to the knowledge of the Company, on any of its officers, directors or employees or otherwise in violation of the rights of any persons; except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, the Company has


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not received any written or oral communications alleging that the Company has violated, infringed or conflicted with, or, by conducting its business as set forth in the Registration Statement, the General Disclosure Package and the Prospectus, would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity that the Company believes could reasonably be expected to have a Material Adverse Effect.

               (xxii) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken or may take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on the Nasdaq Global Market in accordance with Regulation M under the Exchange Act.

               (xxiii) Neither the Company nor any Subsidiary is or, after giving effect to the offering and sale of the Shares contemplated hereunder and the application of the net proceeds from such sale as described in the Registration Statement, General Disclosure Package and the Prospectus, will be an "investment company" within the meaning of such term under the Investment Company Act of 1940 as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

               (xxiv) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (xxv) The Company has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-14(c) and 15d-14(c) under the Exchange Act); the Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and regulations of the Exchange Act, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.

               (xxvi) The statistical, industry-related and market-related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived


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from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

               (xxvii) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any or its subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened.

               (xxviii) Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

               (xxix) The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as are reasonable for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses.

               (xxx) The Company and each Subsidiary is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company and each Subsidiary would have any liability; the Company and each Subsidiary has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (xxxi) To the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement.


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               (xxxii) Neither the Company nor any of the Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect; and the Company is not aware of any pending investigation which could reasonably be expected to lead to such a claim.

               (xxxiii) The Shares have been approved for listing subject to notice of issuance on the Nasdaq Global Market.

               (xxxiv) There are no relationships or related-party transactions involving the Company or any of the Subsidiaries or any other person required to be described in the Prospectus which have not been described as required.

               (xxxv) Neither the Company nor any of the Subsidiaries has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed in the Prospectus.

               (xxxvi) None of the information on (or hyperlinked from) the Company's website at www.colorkinetics.com includes or constitutes a "free writing prospectus" as defined in Rule 405 under the Act and the Company does not maintain or support any website other than www.colorkinetics.com.

               (xxxvii) No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company.

               (xxxviii) Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and its affiliates


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have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

          (b) Each of the Selling Stockholders, including Cree, Inc. ("Cree") and the Affiliated Selling Stockholders except as specifically set forth below, severally represents and warrants to each of the Underwriters as follows:

               (i) Such Selling Stockholder now has and at the Closing Date and the Option Closing Date, as the case may be (as such dates are hereinafter defined) will have (1) good and marketable title to the Firm Shares and the Option Shares, if any, to be sold by such Selling Stockholder, free and clear of any liens, encumbrances, equities and claims, and (2) full right, power and authority to effect the sale and delivery of such Firm Shares and Option Shares; and upon the delivery of, against payment for, such Firm Shares and Option Shares pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.

               (ii) Such Selling Stockholder has full right, power and authority to execute and deliver this Agreement, the Power of Attorney and the Custodian Agreement referred to below and to perform its obligations under such Agreements. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder. Each of the Power of Attorney and the Custodian Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms. The execution and delivery of this Agreement and the consummation by such Selling Stockholder of the transactions herein contemplated and the fulfillment by such Selling Stockholder of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act, state securities laws or Blue Sky laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, organizational documents of such Selling Stockholder, if not an individual, or any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Stockholder is a party, or of any order, rule or regulation applicable to such Selling Stockholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction, except to the extent such contravention, breach or default would not be material to such Selling Stockholder or prevent the consummation of the transactions contemplated hereby.

               (iii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, the Selling Stockholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.


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               (iv) Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement, the General Disclosure Package and the Prospectus, such Affiliated Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement, the General Disclosure Package and the Prospectus and has no knowledge that any of them contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the sale of the Firm Shares and the Option Shares by such Affiliated Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Registration Statement, the General Disclosure Package and the Prospectus or the documents incorporated by reference therein. The information pertaining to such Selling Stockholder under the caption "Selling Stockholders" in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package) is complete and accurate in all material respects.

               (v) No consent, approval or waiver is required under any instrument or agreement to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or under which he, she or it is entitled to any right or benefit, in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by such Selling Stockholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby.

               (vi) There are no affiliations or associations between any member of the NASD and such Selling Stockholder or any affiliate of such Selling Stockholder, except as set forth in the Registration Statement.

     2. PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES.

          (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Sellers agree to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $17.955 per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof. The number of Firm Shares to be purchased by each Underwriter from each Seller shall be as nearly as practicable in the same proportion to the total number of Firm Shares being sold by each Seller as the number of Firm Shares being purchased by each Underwriter bears to the total number of Firm Shares to be sold hereunder. The obligations of the Company and of each of the Selling Stockholders shall be several and not joint.

          (b) Certificates in negotiable form for the total number of the Shares to be sold hereunder by the Selling Stockholders have been placed in custody with the Company as custodian (the "Custodian") pursuant to the Custody Agreement (the "Custodian Agreement") executed by


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each Selling Stockholder for delivery of all Firm Shares and any Option Shares to be sold hereunder by the Selling Stockholders. Each of the Selling Stockholders specifically agrees that the Firm Shares and any Option Shares represented by the certificates held in custody for the Selling Stockholders under the Custodian Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminable by any act or deed of the Selling Stockholders (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of an individual Selling Stockholder or the dissolution of a corporate Selling Stockholder) or by the occurrence of any other event or events, except as set forth in the Custodian Agreement. If any such event should occur prior to the delivery to the Underwriters of the Firm Shares or the Option Shares hereunder, certificates for the Firm Shares or the Options Shares, as the case may be, shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

          (c) Payment for the Firm Shares to be sold hereunder is to be made in Federal (same day) funds to an account designated by the Company for the shares to be sold by it and to an account designated by the Custodian for the shares to be sold by the Selling Stockholders, in each case against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made through the facilities of The Depository Trust Company at 10:00 a.m., New York time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.)

          (d) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Selling Stockholders listed on Schedule III hereto hereby grant an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The maximum number of Option Shares to be sold by the Selling Stockholders is set forth opposite their respective names on Schedule III hereto. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and (ii) at any time, from time to time thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company, the Attorney-in-Fact, and the Custodian setting forth the number of Option Shares as to which the several Underwriters are exercising the option and the time and date at which such certificates are to be delivered. If the option granted hereby is exercised in part, the respective number of Option Shares to be sold by each of the Selling Stockholders listed in
Schedule III hereto shall be allocated between them in the order of priority set forth on Schedule III hereto. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the


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exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Attorney-in-Fact. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Federal (same day) funds drawn to the order of the Company for the Option Shares to be sold by it and to the order of "Color Kinetics Incorporated, as Custodian" for the Option Shares to be sold by the Selling Stockholders against delivery of certificates therefor through the facilities of The Depository Trust Company, New York, New York.

          (e) If on the Closing Date or Option Closing Date, as the case may be, any Selling Stockholder fails to sell the Firm Shares or Option Shares which such Selling Stockholder has agreed to sell on such date as set forth in
Schedule II hereto, the Company agrees that it will sell or arrange for the sale of that number of shares of Common Stock to the Underwriters which represents Firm Shares or the Option Shares which such Selling Stockholder has failed to so sell, as set forth in Schedule II hereto, or such lesser number as may be requested by the Representatives.

     3. OFFERING BY THE UNDERWRITERS.

          It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms.

          It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

     4. COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDERS.

          (a) The Company covenants and agrees with the several Underwriters that:

               (i) The Company will (A) prepare and timely file with the Commission under Rule 424(b) under the Act a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rules 430A, 430B or 430C under the Act, (B) not file any amendment to the Registration


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Statement or distribute an amendment or supplement to the General Disclosure
Package or the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

               (ii) The Company will (i) not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a "free writing prospectus" (as defined in Rule 405 under the Act) required to be filed by the Company with the Commission under Rule 433 under the Act unless the Representatives approve its use in writing prior to first use (each, a "Permitted Free Writing Prospectus"); provided that the prior written consent of the Representatives shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses included in Schedule V hereto,
(ii) treat each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, (iii) comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including the requirements relating to timely filing with the Commission, legending and record keeping and
(iv) not take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act a free writing prospectus prepared by or on behalf of such Underwriter that such Underwriter otherwise would not have been required to file thereunder. The Company will satisfy the conditions in Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show.

               (iii) Intentionally omitted.

               (iv) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the General Disclosure Package or the Prospectus or for any additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus, or of the institution of any proceedings for that purpose or pursuant to Section 8A of the Act. The Company will use its best efforts to prevent the issuance of any such order and to obtain as soon as possible the lifting thereof, if issued.

               (v) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The


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Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

               (vi) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Issuer Free Writing Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) (the "Prospectus Delivery Period") is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

               (vii) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus (or, in lieu thereof, the notice referred to under Rule 173(a) under the Act) is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

               (viii) If the General Disclosure Package is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the General Disclosure Package in order to make the statements therein, in the light of the circumstances, not misleading, or to make the statements therein not conflict with the information contained in the Registration Statement then on file, or if it is necessary at any time to amend or supplement the General Disclosure Package to comply with any law, the Company promptly will either (i) prepare, file with the Commission (if


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required) and furnish to the Underwriters an appropriate amendment or supplement to the General Disclosure Package or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the General Disclosure Package so that the General Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or conflict with the Registration Statement then on file, or so that the General Disclosure Package will comply with law.

               (ix) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act and will advise you in writing when such statement has been so made available.

               (x) Prior to the Closing Date, the Company will furnish to the Underwriters, as soon as they have been prepared by or are available to the Company, a copy of any unaudited interim financial statements of the Company for any period subsequent to the period covered by the most recent financial statements appearing in the Registration Statement, the General Disclosure Package and the Prospectus.

               (xi) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock, or agreement for such, (other than (i) the shares of Common Stock to be sold hereunder, (ii) shares of Common Stock issued pursuant to outstanding options, warrants or other rights under employee stock option or stock purchase plans existing on the date of this Agreement, (iii) any options to purchase shares of Common Stock granted under employee stock option or stock purchase plans or warrants to purchase shares of Common Stock existing on the date of this Agreement, and any shares of Common Stock issued by the Company upon exercise of such options or warrants (it being understood that the shares of Common Stock issued by the Company to the holders in (ii) or (iii) shall remain subject to lock-up agreements that otherwise govern such shares of Common Stock) will be made for a period of 90 days after the date of the Prospectus (the "Initial Lock-Up Period"), directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives. Notwithstanding the foregoing, if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results, or (B) the Company discloses, through a press release or the filing of a Current Report on Form 8-K, the occurrence of a material event relating to the Company, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Initial Lock-Up Period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the announcement of material news or of a material event relating to the Company, as the case may be, unless Deutsche Bank Securities Inc. waives, in writing, such extension.


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               (xii) The Company will use its best efforts to list the Shares, subject to notice of issuance, on the Nasdaq Global Market.

               (xiii) The Company has caused each officer and director and specific stockholders of the Company to furnish to you, on or prior to the date of this agreement, a letter or letters, substantially in the form attached hereto as Exhibit A (the "Lockup Agreement").

               (xiv) The Company shall apply the net proceeds of its sale of the Shares as set forth in the Registration Statement, General Disclosure Package and the Prospectus and shall file such reports, if any, with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required in accordance with Rule 463 under the Act.

               (xv) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

               (xvi) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

               (xvii) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

          (b) Each of the Selling Stockholders covenants and agrees with the several Underwriters that:

               (i) No offering, sale, short sale or other disposition of any shares of Common Stock of the Company or other capital stock of the Company or other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock owned by the Selling Stockholder or request for the registration of the offer or sale of any of the foregoing (or as to which the Selling Stockholder has the right to direct the disposition of) will be made during the Initial Lock-Up Period, directly or indirectly, by such Selling Stockholder otherwise than hereunder or with the prior written consent of the Representatives. Notwithstanding the foregoing, if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results, or (B) the Company discloses, through a press release or the filing of a Current Report on Form 8-K, the occurrence of a material event relating to the Company, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Initial Lock-Up Period, then in each case the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the date of the release of the earnings results or the announcement of material news or of a material event relating to the Company, as the case may be, unless the Representatives waive, in writing, such extension.


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               (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, such Selling Stockholder agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (iii) Such Selling Stockholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

               (iv) Such Selling Stockholder agrees that it will not prepare or have prepared on its behalf or use or refer to, any "free writing prospectus" (as defined in Rule 405 under the Act), and agrees that it will not distribute any written materials in connection with the offer or sale of the Shares.

               (v) During the Prospectus Delivery Period, such Selling Stockholder will advise the Representatives promptly, and will confirm such advice in writing to the Representatives, of any change in the information relating to such Selling Stockholder in the Registration Statement, the Prospectus or any document comprising the General Disclosure Package.

     5. COSTS AND EXPENSES.

          The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Sellers under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company and the Selling Stockholders; any roadshow expenses; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Issuer Free Writing Prospectuses, the Prospectus, this Agreement, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Shares; the Listing Fee of the Nasdaq Global Market; the costs and expenses (including without limitation any damages or other amounts payable in connection with legal or contractual liability) associated with the reforming of any contracts for sale of the Shares made by the Underwriters caused by a breach of the representation in Section 1((a)(ii)); and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws, not to exceed, in the aggregate, $2,500. Any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Sellers pro rata. The Sellers shall not, however, be required to pay for any of the Underwriter's expenses (other than those related to qualification under NASD regulation and State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or


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because this Agreement is terminated by the Representatives pursuant to Section
11 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Selling Stockholders to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure, refusal or inability is due primarily to the default or omission of any Underwriter, the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Selling Stockholders shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

     6. CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

          The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Applicable Time, the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and the Selling Stockholders contained herein, and to the performance by the Company and the Selling Stockholders of their covenants and obligations hereunder and to the following additional conditions:

          (a) The Registration Statement and all post-effective amendments thereto shall have become effective and the Prospectus and each Issuer Free Writing Prospectus required to be filed shall have been filed as required by Rules 424, 430A, 430B, 430C or 433 under the Act, as applicable, within the time period prescribed by, and in compliance with, the Rules and Regulations, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to its reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Act shall have been taken or, to the knowledge of the Company or the Selling Stockholders, shall be contemplated or threatened by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Shares.

          (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Foley Hoag LLP, counsel for the Company and the Affiliated Selling Stockholders, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; Color Kinetics Security Corporation


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(the "Principal Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of The Commonwealth of Massachusetts, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus; the Company is duly qualified to transact business in The Commonwealth of Massachusetts and each other jurisdiction set forth on Exhibit A to such opinion; and the outstanding shares of capital stock of the Principal Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable and are owned of record by the Company; and, to the best of such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Principal Subsidiary are outstanding.

               (ii) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Registration Statement and the Prospectus (and any similar section or information contained in the General Disclosure Package); the outstanding shares of the Company's Common Stock, including the Shares to be sold by the Selling Stockholders, have been, or, in the case of any such shares to be issued to any Selling Stockholder upon the exercise of any warrant or stock option, at the time of such sale by the Selling Stockholder will be duly authorized and validly issued and are fully paid and non-assessable; all of the Shares conform to the description thereof contained in the Registration Statement, the General Disclosure Package and the Prospectus; the certificates for the Shares, assuming they are in the form heretofore filed with the Commission, are in due and proper form; the shares of Common Stock, including the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue or sale thereof.

               (iii) Except as described in or contemplated by the Registration Statement, the General Disclosure Package and the Prospectus, to such counsel's knowledge, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Registration Statement, the General Disclosure Package and the Prospectus, no holder of any securities of the Company or any other person has the right, contractual or otherwise, which has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Shares or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

               (iv) The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto and no


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proceeding for that purpose or pursuant to Section 8A of the Act have been instituted or are pending or threatened under the Act.

               (v) The Registration Statement, the Prospectus and each amendment or supplement thereto and documents incorporated by reference therein comply as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules included or incorporated by reference therein). The conditions for the use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

               (vi) The statements under the caption "Description of Capital Stock" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, fairly summarize in all material respects the information called for with respect to such documents and matters.

               (vii) Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement, the General Disclosure Package or the Prospectus which are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement, the General Disclosure Package or the Prospectus are fairly summarized in all material respects.

               (viii) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries except as set forth in the Registration Statement, the General Disclosure Package and the Prospectus.

               (ix) The execution and delivery of this Agreement and the consummation of the transactions contemplated herein do not and will not conflict with or violate any of the terms or provisions of the charter or by-laws of the Company, or conflict with or result in a breach of, or default under, any of the terms or provisions of any indenture, mortgage, deed of trust or other agreement or instrument filed by the Company as an exhibit to any annual, quarterly or current report incorporated by reference in the Prospectus.

               (x) This Agreement has been duly authorized, executed and delivered by the Company.

               (xi) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (except such as have been made or previously obtained under the Act, and other than as may be required by the NASD or as required by State securities and Blue Sky laws, as to which such counsel need express no opinion) except such as have been obtained or made, specifying the same.


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               (xii) The Company is not, and will not become, as a result of the consummation of the transactions contemplated by this Agreement, and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the 1940 Act.

               (xiii) Any required filing of each Issuer Free Writing Prospectus pursuant to Rule 433 under the Act has been made within the time period required by Rule 433(d) under the Act.

               (xiii) This Agreement has been duly authorized, executed and delivered on behalf of the Selling Stockholders.

               (xiv) Each Selling Stockholder has full legal right, power and authority, and any approval required by law (except such as have been made or previously obtained under the Act, and other than as required by State securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Shares to be sold by such Selling Stockholder.

               (xv) The Custodian Agreement and the Power of Attorney executed and delivered by each Selling Stockholder is valid and binding and enforceable against such Selling Stockholder in accordance with their respective terms.

               (xvi) Assuming that payment for and delivery of the Shares to be sold by each Selling Stockholder have been made as provided herein, and assuming that at the time of such sale the Underwriters do not have notice of any adverse claim to such Shares, within the meaning of Article 8 of the Uniform Commercial Code, the Underwriters will have acquired good and marketable title to the Shares being sold by each Selling Stockholder on the Closing Date, and the Option Closing Date, as the case may be, free and clear of any adverse claim, as defined in Article 8 of the Uniform Commercial Code.

               (xvii) No consent, approval or waiver is required under any instrument or agreement known to such counsel to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or under which it is entitled to any right or benefit in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by such Selling Stockholder under this Agreement or the consummation by such Selling Stockholder of any of the other transactions contemplated hereby.

          In rendering such opinion Foley Hoag LLP may rely as to matters governed by the laws of states other than Massachusetts or Federal laws on local counsel in such jurisdictions and as to the matters set forth in subparagraphs
(xiii) through (xvii) on the opinions of other counsel representing the respective Selling Stockholders, provided that in each case Foley Hoag LLP shall state that they believe that they and the Underwriters are justified in relying on such other counsel.


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In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, at the time it became effective under the Act (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rules 430A, 430B or 430C under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements and schedules and other financial data therein). With respect to such statement, Foley Hoag LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (c) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan LLP, counsel for Cree, Inc., dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

               (i) This Agreement has been duly authorized by, and executed and delivered on behalf of, Cree.

               (ii) Cree has full legal right, power and authority, and any approval required by law (except such as have been made or previously obtained under the Act, and other than as required by State securities and Blue Sky laws as to which such counsel need express no opinion), to sell, assign, transfer and deliver the portion of the Shares to be sold by Cree.

               (iii) The Custodian Agreement and the Power of Attorney executed and delivered by Cree are valid and binding and enforceable against Cree in accordance with their respective terms.

               (iv) Assuming that payment for and delivery of the Shares to be sold by Cree has been made as provided herein, and assuming that at the time of such sale the Underwriters do not have "notice of any adverse claim" (within the meaning of Article 8 of the Uniform Commercial Code) to such Shares, the Underwriters will have acquired good and marketable title to the Shares being sold by Cree on the Closing Date, and the Option Closing Date, as the case may be, free and clear of any adverse claim, as defined in Article 8 of the Uniform Commercial Code.


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               (v) No consent, approval or waiver is required under any
instrument or agreement known to counsel for Cree to which Cree is a party or by which Cree is bound or under which it is entitled to any right or benefit in connection with the offering, sale or purchase by the Underwriters of any of the Shares which may be sold by Cree under this Agreement or the consummation by Cree of any of the other transactions contemplated hereby.

          In rendering such opinion, counsel for Cree may (x) expressly assume, based upon the representations and warranties of the Company contained in the Agreement and/or the opinion of counsel for the Company provided for in this Agreement, that the Shares to be sold by Cree have been duly and validly issued by the Company to Cree and are fully paid and non-assessable; (y) expressly assume, based upon the representations and warranties of Cree contained in the Underwriting Agreement that Cree has, on the Closing Date, or the Option Closing Date, as the case may be, good and marketable title to the Shares to be sold and delivered on such date; and (z) expressly identify those instruments or agreements that are within the knowledge of counsel for Cree for purposes of the opinion set forth in Section 6(c)(v) as (A) all documents filed as exhibits to Cree's Annual Report on Form 10-K for the fiscal year ended June 25, 2006 and subsequent periodic reports filed with the Commission prior to the date of this Agreement and (B) all agreements relating to Cree's acquisition of any of the Shares from the Company.

               (d) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Wolf Greenfield & Sacks, P.C., counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

               (i) As to the statements under the captions "Our Business - Intellectual Property Strategy," "Risks Related to Our Business - If we are unable to obtain and maintain patent protection for our technology and otherwise protect our intellectual property, the value of our technology and products will be adversely affected," and "Our Business - Intellectual Property Strategy and Technology" nothing has come to the attention of such counsel which caused them to believe that these portions of the Prospectus Supplement as of the date of the opinion, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (ii) To the knowledge of such counsel, no material action, suit, claim or proceeding relating to patents, patent rights or licenses, trademarks or trademark rights, copyrights, collaborative research, licenses or royalty arrangements or agreements or trade secrets, know-how or proprietary techniques, including processes and substances, owned by or affecting the business or operations of the Company, are pending or threatened against the Company or any of its officers or directors, other than those specifically identified in the portion of the Prospectus Suupplement under the caption "Our Business - Legal Proceedings."


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               (iii) The Company is listed in the records of the United States
Patent and Trademark Office (USPTO) as the holder of record of the patents listed on a schedule to such opinion (the "Patents") and each of the applications listed on a schedule to such opinion (the "Applications"). To the knowledge of such counsel, the Company is the sole owner of the Patents and Applications, and there are no claims of third parties to any ownership interest with respect to any of the Patents or Applications, and no lien appears of record at the USPTO. To the knowledge of such counsel, the Applications are being pursued by the Company. Such counsel is not aware of any material defect in formalities in connection with the filing of the Applications on behalf of the Company.

               (iv) The Company is listed in the records of the appropriate foreign patent offices as the sole holder of record of the foreign patents listed on a schedule to such opinion (the "Foreign Patents") and each of the applications listed on a schedule to such opinion (the "Foreign Applications"). Such counsel has no reason to believe that the Company is not the sole owner of the Foreign Patents and Foreign Applications, and knows of no claims of third parties to any ownership interest or lien with respect to any of the Foreign Patents or Foreign Applications. To the knowledge of such counsel, the Foreign Applications are being pursued by the Company. Such counsel is not aware of any material defect in formalities in connection with the filing of the Foreign Applications on behalf of the Company.

               (v) Nothing has come to the attention of such counsel which has caused such counsel to believe that the Patents or Foreign Patents do not include valid claims or are not enforceable. Such counsel has no knowledge of any facts or any reason that would prevent valid and enforceable claims from being issued or granted in any allowed Application or Foreign Application, thereby affording the Company useful patent protection with respect thereto.

          (e) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Lowrie Lando & Anastasi, LLP, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that it may be relied upon by counsel to the Underwriters) to the effect that:

               (i) As to the statements under the captions "Risks Related to Our Business - We may incur substantial costs or lose important rights as a result of litigation or other proceedings relating to patent and other intellectual property rights," and "Our Business - Legal Proceedings," nothing has come to the attention of such counsel which caused them to believe that the above-mentioned sections of the Registration Statement and the Prospectus and any amendment or supplement thereto made available and reviewed by such counsel, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any Option Closing Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


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               (ii) Such counsel knows of no material action, suit, claim or proceeding relating to patents, patent rights or licenses, trademarks or trademark rights, copyrights, collaborative research, licenses or royalty arrangements or agreements or trade secrets, know-how or proprietary techniques, including processes and substances, owned by or affecting the business or operations of the Company which are pending or threatened against the Company or any of its officers or directors, other than as appear in the above-mentioned sections of the Registration Statement and the Prospectus.

          (f) The Representatives shall have received from Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect that (i) the Company is a corporation duly incorporated and validly existing under, and by virtue of the laws of the State of Delaware, (ii) the Firm Shares and the Optional Shares have been duly authorized and, when issued and delivered in accordance with the terms hereto, will be validly issued, fully paid and non-assessable and (iii) the Company is a duly incorporated and validly existing corporation under the laws of the State of Delaware. In rendering such opinion Wilson Sonsini Goodrich & Rosati, Professional Corporation may rely as to all matters governed other than by the laws of the State of Delaware or Federal laws on the opinion of counsel referred to in Paragraph (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (including the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rules 430A, 430B or 430C under the Act) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the General Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the date hereof, contained or contains an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements and schedules and other financial data therein). With respect to such statement, Wilson Sonsini Goodrich & Rosati, Professional Corporation may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

          (g) You shall have received, on each of the date hereof, the Closing Date and, if applicable, the Option Closing Date, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Deloitte & Touche LLP confirming that they are an independent registered public accounting firm with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable Rules and Regulations and the PCAOB and stating that in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus comply in form in all material respects with the


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applicable accounting requirements of the Act and the related Rules and
Regulations; and containing such other statements and information as are ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

          (h) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

               (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement or no order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus has been issued, and no proceedings for such purpose or pursuant to Section 8A of the Act have been taken or are, to his or her knowledge, contemplated or threatened by the Commission;

               (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

               (iii) All filings required to have been made pursuant to Rules 424, 430A, 430B or 430C under the Act have been made as and when required by such rules;

               (iv) He has carefully examined the General Disclosure Package and any individual Limited Use Free Writing Prospectus and, in his opinion, as of the Applicable Time, the statements contained in the General Disclosure Package and any individual Limited Use Free Writing Prospectus did not contain any untrue statement of a material fact, and such General Disclosure Package and any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, did not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (v) He has carefully examined the Registration Statement and, in his opinion, as of the effective date of the Registration Statement, the Registration Statement and any amendments thereto did not contain any untrue statement of a material fact and did not omit to state a material fact necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment;

               (vi) He has carefully examined the Prospectus and, in his opinion, as of its date and the Closing Date or the Option Closing Date, as the case may be, the Prospectus and any amendments and supplements thereto did not contain any untrue statement of a material fact and did


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not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (vii) Since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, properties, assets, rights, operations or condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

          (i) The Representatives shall have received on the Closing Date and, if applicable, the Option Closing Date, as the case may be, a certificate of the Selling Stockholders to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

               (i) The representations and warranties of such Selling Stockholder contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be; and

               (ii) Such Selling Stockholder has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or prior to such date.

          (j) On the date hereof, the Selling Stockholders shall have furnished for review by the Representatives executed copies of the Power of Attorney and Custodian Agreement.

          (k) The Company and the Selling Stockholders shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

          (l) The Firm Shares and Option Shares, if any, have been duly listed, subject to notice of issuance, on the Nasdaq Global Market.

          (m) The Lockup Agreements described in Section 4(a)(x) are in full force and effect.

          The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Underwriters.

          If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the


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Underwriters hereunder may be terminated by the Representatives by notifying the
Company and the Selling Stockholders of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

          In such event, the Selling Stockholders, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

     7. CONDITIONS OF THE OBLIGATIONS OF THE SELLERS.

          The obligations of the Sellers to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

     8. INDEMNIFICATION.

          (a) The Company agrees:

               (1) to indemnify and hold harmless each Underwriter, the directors, officers, agents, representatives and attorneys of each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter, the directors, officers, agents, representatives and attorneys of each Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) with respect to any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or
(iv) with respect to any Issuer Free Writing Prospectus, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, when considered together with the General Disclosure Package and in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein,


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it being understood and agreed that the only such information furnished by any
Underwriter consists of the information described as such in Section 13 herein; and

               (2) to reimburse each Underwriter, each Underwriters' directors, officers, agents, representatives and attorneys, and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter, each Underwriters' directors, officers, agents, representatives and attorneys or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

          (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify the Underwriters, each Underwriters' directors, officers, agents, representatives and attorneys and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) with respect to any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or
(iv) with respect to any Issuer Free Writing Prospectus, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, when considered together with the General Disclosure Package and in the light of the circumstances under which they were made, not misleading; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or the Selling Stockholders by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein; provided further, that Cree will be liable in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written


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information furnished to the Company by or through Cree specifically for use therein. The liability of a Selling Stockholder under the indemnity agreement contained in this paragraph shall be limited to an amount not exceeding the net proceeds received by such Selling Stockholder from the sale of Shares hereunder (after deducting the underwriting discount). This indemnity obligation will be in addition to any liability which the Company or the Selling Stockholders may otherwise have.

          (c) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Stockholders, and each person, if any, who controls the Company or the Selling Stockholders within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Stockholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any amendment or supplement thereto, (ii) with respect to the Registration Statement or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) with respect to any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iv) with respect to any Issuer Free Writing Prospectus, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, when considered together with the General Disclosure Package and in the light of the circumstances under which they were made, not misleading, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Stockholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 13 herein. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

          (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such


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notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) or (b) and by the Company and the Selling Stockholders in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

          (e) To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the


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Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation, and (iii) no Selling Stockholder shall be required to contribute any amount in excess of the proceeds received by such Selling Stockholder from the Underwriters in the offering. The Underwriters' obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join it as an additional defendant in any such proceeding in which such other contributing party is a party.


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                                                                  EXECUTION COPY

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter, its directors or officers or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter, its directors or officers or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, or to a Selling Stockholder or any person controlling a Selling Stockholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.


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     9. DEFAULT BY UNDERWRITERS.

          If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Stockholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Stockholders such amounts as may be agreed upon and upon the terms set forth herein, the Shares which the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Shares agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Shares which they are obligated to purchase hereunder, to purchase the Shares which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Shares with respect to which such default shall occur exceeds 10% of the Shares to be purchased on the Closing Date or the Option Closing Date, as the case may be, the Company and the Selling Stockholders or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Stockholders except to the extent provided in Sections 5 and 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement, the General Disclosure Package or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. NOTICES.

          All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005; Attention: Syndicate Manager, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel; if to the Company or the Selling Stockholders, to Color Kinetics Incorporated, 10 Milk Street, Suite 1100, Boston, Massachusetts 02108, Attention: General Counsel.


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     11. TERMINATION.

          This Agreement may be terminated by you by notice to the Sellers (a) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) if the effect of such outbreak, escalation, declaration, emergency, calamity or crisis on the financial markets of the United States would, in your judgment, materially impair the investment quality of the Securities, or (iii) any change in economic or political conditions if the effect of such change on the financial markets of the United States would, in your judgment, materially impair the investment quality of the Securities, (iv) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on any such Exchanges, (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (vi) the declaration of a banking moratorium by United States or New York State authorities, (vii) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act); (viii) the suspension of trading of the Company's common stock by the Nasdaq Global Market, the Commission, or any other governmental authority or,
(ix) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the securities markets in the United States; or

          (b) as provided in Sections 6 and 9 of this Agreement.

     12. SUCCESSORS.

          This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.


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                                                                  EXECUTION COPY

     13. INFORMATION PROVIDED BY UNDERWRITERS.

          The Company, the Selling Stockholders and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus consists of the information set forth in the second, tenth and eleventh paragraphs under the caption "Underwriting" in the Prospectus.

     14. MISCELLANEOUS.

          The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers or any Selling Stockholder or controlling person thereof, as the case may be, and (c) delivery of and payment for the Shares under this Agreement.

          The Company and the Selling Stockholders acknowledge and agree that each Underwriter in providing investment banking services to the Company and the Selling Stockholders in connection with the offering, including in acting pursuant to the terms of this Agreement, has acted and is acting as an independent contractor and not as a fiduciary and the Company and the Selling Stockholders do not intend such Underwriter to act in any capacity other than as an independent contractor, including as a fiduciary or in any other position of higher trust.

          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, including, without limitation, Section 5-1401 of the New York General Obligations Law.

          The Underwriters, on the one hand, and the Company (on its own behalf and, to the extent permitted by law, on behalf of its stockholders) and the Selling Stockholders, on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to your engagement as underwriter or your role in connection herewith.

          If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company and the several Underwriters in accordance with its terms.


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                                                                  EXECUTION COPY

          Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                        Very truly yours,

                                        COLOR KINETICS INCORPORATED


                                        By /s/ William J. Sims
                                           -------------------------------------


                                        Selling Stockholders listed on
                                        Schedule II


                                        By /s/ William J. Sims
                                           -------------------------------------
                                           Attorney-in-Fact

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.


DEUTSCHE BANK SECURITIES INC.
CIBC WORLD MARKETS CORP.
THINKEQUITY PARTNERS LLC
CANACCORD ADAMS INC.

As Representatives of the several
Underwriters listed on Schedule I

By: Deutsche Bank Securities Inc.


By /s/ Jon Krahulik
   ----------------------------------
   Authorized Officer


By /s/ David Locala
   ----------------------------------
   Authorized Officer


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                                                                  EXECUTION COPY

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS

                                Number of Firm Shares
         Underwriter               to be Purchased
         -----------            ---------------------
Deutsche Bank Securities Inc.         1,912,770
CIBC World Markets Corp.                757,890
ThinkEquity Partners LLC                541,350
Canaccord Adams Inc.                    396,990
                                      ---------
   Total                              3,609,000


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                                   SCHEDULE II

                        SCHEDULE OF SELLING STOCKHOLDERS

                                           Number of Firm Shares
Selling Stockholder                              to be Sold
-------------------                        ---------------------
Cree, Inc.                                         575,000
George G. Mueller                                  275,000
Ihor A. Lys                                        225,000
Noubar B. Afeyan                                   192,000
Garo H. Armen                                      190,000
William J. Sims                                     65,000
David K. Johnson                                    40,000
Kevin J. Dowling                                    20,000
Frederick Morgan                                    15,000
Noubar Afeyan and Anna Afeyan Foundation            12,000
                                                 ---------
   Total                                         1,609,000
                                                 ---------


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                                  SCHEDULE III

                            SCHEDULE OF OPTION SHARES

                    Maximum Number            Number of
                   of Option Shares         Option Shares
Name of Seller        to be Sold      Entitled to Priority (1)
--------------     ----------------   ------------------------
Cree, Inc.              356,275                325,000
Ihor A. Lys             115,000                     --
Noubar B. Afeyan         70,075
                        -------
   Total                541,350

(1) It is understood that in the event of any partial exercise by the Underwriters of the overallotment option, the 325,000 Option Shares to be offered for the account of Cree, Inc. shall be entitled to priority and shall be purchased first, and only if the aggregate number of Option Shares as to which the overallotment option has been exercised exceeds 325,000 shall any Option Shares be purchased from any other Selling Stockholder.


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                                   SCHEDULE IV

Pricing information to be conveyed orally prior to contract of sale:

     -    Price to public - $19.00

     -    Underwriting Discount - $1.045

     -    Number of shares sold by the Company - 2,000,000

     -    Number of shares sold by the selling stockholders - 1,609,000

     -    Proceeds, before expenses, to the Company - $35,910,000

     -    Proceeds, before expenses, to the selling stockholders - $28,889,595


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                                   SCHEDULE V

Issuer Free Writing Prospectus, if any, to be included in the General Disclosure
Package: None


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                                                                  EXECUTION COPY

                                    EXHIBIT A

                                LOCK-UP AGREEMENT

                                                                October __, 2006

Color Kinetics Incorporated

Deutsche Bank Securities Inc.
As Representative of the
   Several Underwriters

c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Ladies and Gentlemen:

     The undersigned understands that Deutsche Bank Securities Inc., as representative (the "Representative") of the several underwriters (the "Underwriters"), proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Color Kinetics Incorporated (the "Company"), providing for the public offering by the Underwriters, including the Representative, of common stock, par value $0.001 per share (the "Common Stock"), of the Company and certain selling shareholders (the "Public Offering").

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned agrees that, without the prior written consent of the Representative, the undersigned will not, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock (including, without limitation, shares of Common Stock of the Company which may be deemed to be beneficially owned by the undersigned on the date hereof in accordance with the rules and regulations of the Securities and Exchange Commission, shares of Common Stock which may be issued upon exercise of a stock option or warrant and any other security convertible into or exchangeable for Common Stock) or enter into any Hedging Transaction (as defined below) relating to the Common Stock (each of the foregoing referred to as a "Disposition") during the period specified in the following paragraph (the "Lock-Up Period"). The foregoing restriction is expressly intended to preclude the undersigned from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during the Lock-Up Period even if the securities would be disposed of by someone other than the


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undersigned. "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

     The initial Lock-Up Period will commence on the date hereof and continue until, and include, the date that is 90 days after the date of the final prospectus relating to the Public Offering (the "Initial Lock-Up Period"); provided, however, that if (1) during the last 17 days of the Initial Lock-Up Period, (A) the Company releases earnings results, or (B) the Company discloses, through a press release or the filing of a Current Report on Form 8-K, the occurrence of a material event relating to the Company, or (2) prior to the expiration of the Initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period following the last day of the Initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the announcement of material news or the occurrence of a material event relating to the Company, as the case may be, unless the Representative waives, in writing, such extension.

     Notwithstanding the foregoing, the undersigned may transfer (a) shares of Common Stock acquired in open market transactions by the undersigned after pricing of the Public Offering, (b) shares of Common Stock in connection with the net exercise of stock options or warrants held by the undersigned (provided that any such shares issued upon net exercise of stock options or warrants shall continue to be subject to the applicable provisions of this agreement), and (c) any or all of the undersigned's shares of Common Stock or other Company securities if the transfer is (i) by gift, will or intestacy, (ii) to his or her family for estate planning purposes (including family trusts, family corporations, family limited liability companies or family partnerships, the direct or indirect beneficiaries of which are the undersigned and his or her immediate family) or (iii) by distribution to partners, members or shareholders of the undersigned; provided, however, that in the case of a transfer pursuant to clause (c) above, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding the securities subject to the provisions of this Lock-Up Agreement.

     The undersigned agrees that the Company may, and that the undersigned will,
(i) with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

     In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration


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

                                                                  EXECUTION COPY

rights agreement to which the undersigned and the Company may be party; provided that such waiver shall apply only to the proposed Public Offering, and any other action taken by the Company in connection with the proposed Public Offering.

     The undersigned hereby agrees that, to the extent that the terms of this Lock-Up Agreement conflict with or are in any way inconsistent with any registration rights agreement to which the undersigned and the Company may be a party, this Lock-Up Agreement supersedes such registration rights agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Notwithstanding anything herein to the contrary, if the Company notifies the Representative in writing that it does not intend to proceed with the Public Offering, if the Underwriting Agreement does not become effective by 11:59 p.m., Boston, Massachusetts time, on March 31, 2007, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to the payment for and delivery of the Shares, then this agreement shall be of no further force or effect.


                                        Signature:
                                                   -----------------------------
                                        Print Name:
                                                    ----------------------------

Number of shares owned subject to
warrants, options or convertible
securities:                             Certificate numbers:

-------------------------------------   ----------------------------------------

-------------------------------------   ----------------------------------------

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